UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

AXS-ONE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AXS-One Inc.
301 Route 17 North
Rutherford, New Jersey 07070

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 May 23, 2007

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of AXS-One Inc. will be held at the Renaissance Meadowlands Hotel, 801 Rutherford Avenue, Rutherford, NJ 07070, telephone number (201) 231-3100, on Wednesday, May 23, 2007, at 9:00 a.m. for the following purposes:

(1)	To elect eight directors to serve until the next annual meeting or until their respective successors shall have been duly elected and qualified;

(2)	To approve an amendment to the 1998 Stock Option Plan

(3)	To ratify the appointment of Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for 2007; and

(4)	To transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on April 3, 2007 are entitled to notice of and to vote at the annual meeting.

We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the annual meeting or any adjournment thereof. Whether or not you expect to attend the annual meeting, your proxy vote is important. To assure your representation at the annual meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. A copy of our annual report for the year 2006 is enclosed.

By Order of the Board of Directors,
WILLIAM P. LYONS Chief Executive Officer and Chairman of the Board

Rutherford, New Jersey
April 13, 2007

AXS-One Inc.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
May 23, 2007

AXS-One Inc. is providing this proxy statement to stockholders of record as of the close of business on April 3, 2007 in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders to be held on Wednesday, May 23, 2007 or at any adjournment of the annual meeting.

PROXIES AND VOTING PROCEDURES

Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment of the meeting in accordance with instructions on the proxy. If no instructions are given, each proxy received will be voted ‘‘FOR’’ the election of the named nominees as directors, ‘‘FOR’’ the approval of the amendment of the 1998 Stock Option Plan, ‘‘FOR’’ the ratification of our independent registered public accounting firm, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting. Abstentions will be counted as a vote ‘‘WITHHELD’’ with respect to election of directors, as a vote ‘‘AGAINST’’ the amendment of the 1998 Stock Option Plan, as a vote ‘‘AGAINST’’ the ratification of our independent public accountants, and will not be counted in tabulations of the votes cast on any other proposal that may be properly presented at the Annual Meeting, whereas broker non-votes will not be counted and therefore will not affect the vote with respect to any such proposal.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice with our Secretary (AXS-One Inc., 301 Route 17 North, Rutherford, New Jersey 07070, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the meeting and will not be used for any other meeting.

Our annual report (which does not form a part of the proxy solicitation materials), including the annual report on Form 10-K with our financial statements for the fiscal year ended December 31, 2006, is being distributed concurrently to stockholders. We will bear the expense of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or employees without additional compensation. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

The mailing address of our principal executive offices is 301 Route 17 North, Rutherford, New Jersey 07070. This proxy statement and the accompanying form of proxy are being mailed to our stockholders on or about April 16, 2007.

Unless we receive contrary instructions from one or more of the affected stockholders, only one copy of our annual report and this proxy statement is being delivered to multiple stockholders sharing the same address. We hereby undertake to promptly deliver a separate copy of this proxy statement and/or the annual report upon the written or oral request of any stockholder to whom the previous sentence applies. Any written or oral request should be made to our Secretary at the address set forth in the preceding paragraph or by telephone (201-935-3400). Stockholders sharing the same address and (a) currently receiving only one copy of the annual report and proxy statement but desiring multiple copies of these materials in the future, or (b) currently receiving multiple copies of the annual report and proxy statement but desiring only one copy of these materials in the future, should contact our Secretary as provided in the previous sentence.

VOTING SECURITIES

AXS-One Inc. has only one class of voting securities, our common stock, par value $0.01 per share. At the annual meeting, each stockholder of record at the close of business on April 3, 2007 will be entitled to one vote for each share of common stock owned on that date as to each matter presented at the annual meeting. On April 3, 2007 there were 36,007,425 shares of common stock outstanding. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices at the address specified above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently has eight members, all of whom are nominees for election. Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the eight nominees named below as our directors to serve until the next annual meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The board of directors does not currently anticipate that any nominee will be unable to be a candidate for election.

The affirmative vote of a plurality of the shares of our outstanding common stock represented and voting at the annual meeting is required to elect the directors. The board has determined that each of our five non-employee directors currently serving on the board or who served on the board during 2006 is independent based upon the criteria provided by AMEX rules.

Nominees for Election as Directors

The following information describes the age, principal occupation or employment, other affiliations and business experience of each nominee during the last five years. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

William P. Lyons, 62, joined AXS-One as President and Chief Executive Officer in April 2004 and was appointed Chairman of the Board on June 10, 2004. Prior to joining AXS-One, Mr. Lyons was President and Chief Executive Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry from July 2002 until April 2003 when it was sold to SunGard Data Systems, Inc. From April 2003 until April 2004, Mr. Lyons served as a consultant for various pre-public software companies on strategic issues. From January 2001 until July 2002, when it was sold to Rational Software, Mr. Lyons was President & Chief Executive Officer of NeuVis, a technology provider of N-tier application development software. From 1998 to 2001, Mr. Lyons was President and Chief Executive Officer of Finjan Software, a privately held vendor of security software solutions.

Anthony H. Bloom, 68, has been a director since June 2005. Mr. Bloom is an international investor now based in London. Prior to his relocation to London in July 1988, he lived in South Africa where he was the Chairman and Chief Executive Officer of The Premier Group, a multi-billion dollar conglomerate involved in agribusiness, retail and consumer products, and a member of the boards of directors of Barclays Bank, Liberty Life Assurance and South African Breweries. After moving to the United Kingdom in 1988 he served as a member of the board of directors of RIT Capital Partners plc, the publicly traded, London-based investment company chaired by Lord Rothschild, and as Deputy Chairman of Sketchley plc. He is currently a director of Xantrex Technology Inc., Cortiva Inc., Rio Narcea Limited, and is Chairman of Cineworld UK.

Daniel H. Burch, 55, has been a director since October 1999. Mr. Burch is the Chairman of the Board, Chief Executive Officer and founder of MacKenzie Partners, Inc., a proxy solicitation and mergers and acquisitions firm.

Harold D. Copperman, 60, has been a director since September 2005. He is currently President and CEO of HDC Ventures, a management and investment group focusing on enterprise systems,

software and services. From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman has also served as President and CEO of JWP Information Systems, President and COO of Commodore Computers, and Vice President and General Manager at Apple Computer. He also spent 20 years at IBM, where he held a variety of engineering, sales, marketing and executive management positions. Mr. Copperman is currently on the board of Epicor Software, Avocent Corporation and Metastorm Inc.

Robert Migliorino, 57, has been a director since 1991. Since January 1, 2002, Mr. Migliorino has been a Managing Director and founding partner of W Capital Management LLC, a private equity investment firm. Prior to W Capital, he was a founding partner of the venture capital partnership Canaan Partners, which, through its affiliates, was, until early 2000, a principal stockholder of AXS-One. Prior to establishing Canaan Partners in 1987, he spent 15 years with General Electric Co. in their Drive Systems, Industrial Control, Power Delivery, Information Services and Venture Capital businesses.

Elias Typaldos, 56, a founder of AXS-One, was our Senior Vice President, Research and Development (1978 – 2002) and is currently our Executive Vice President, Technology (2002 – present). Mr. Typaldos has also been a director since our formation in 1978, and served as Chairman of the Board from March 1997 until June 2004.

Gennaro Vendome, 60, a founder of AXS-One, has been a director since our formation in 1978. Mr. Vendome served in various executive positions with AXS-One from 1978 until June 2005, including as Executive Vice President of Sales, Marketing and Consulting for North America from April 2002 until August 2004 and Executive Vice President of Business Development until June 2005. Mr. Vendome was our Treasurer from 1981 until 1991 and our Secretary from 1982 until 1991.

Allan Weingarten, 69, has been a director since October 2000. On December 31, 2003, Mr. Weingarten retired from Jacuzzi Brands, Inc. (formerly U.S. Industries, Inc.), a manufacturer of home and building products, where, since January 2001, he was the Senior Vice President and Chief Financial Officer. He continues his work as a private investor and independent business consultant that he began in 1995. He is also a director of Wayside Technologies, Inc.

Committees of the Board of Directors

The Audit Committee, which met six times in 2006, monitors our financial reporting standards and practices and our internal financial controls to ensure compliance with the policies and objectives established by the board of directors. The committee directly retains and recommends for stockholder approval an independent accounting firm to conduct the annual audit, and discusses with our independent accountants the scope of their examinations, with particular attention to areas where either the committee or the independent accountants believe special emphasis should be directed. The committee reviews the quarterly and annual financial statements and the annual independent accountants’ report, invites the accountants’ recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of the accountants and pre-approves audit and permissible non-audit services. It also reviews our internal accounting controls. Members of the audit committee are Messrs. Weingarten (Chairman), Burch and Copperman. Each member of the committee is independent under Rule 10A-3 of the Securities and Exchange Commission and American Stock Exchange listing standards. The board of directors has determined that Mr. Weingarten, Chairman of the committee, qualifies as an ‘‘audit committee financial expert’’ as that term is defined in Regulation S-K of the Securities and Exchange Commission. None of the members of the Audit Committee serves simultaneously on the audit committees of more than three publicly registered companies.

The Compensation Committee, which met six times in 2006, oversees our executive and director compensation programs, including establishing our executive and director compensation policies and annually reviewing all components of compensation to ensure that our objectives are appropriately achieved. These functions are not delegated to our officers or to third-party professionals, although the committee does from time to time retain third-party consultants to provide advice regarding compensation issues. No compensation consultants were utilized during 2006. The committee also considers input from our executive officers although final decisions regarding executive compensation are made by the committee. The committee is also responsible for certain administrative aspects of our compensation plans and stock plans, and approves or recommends changes in these plans. It also approves performance targets and grants under our equity incentive plans for our executive officers. The committee also reviews officers’ potential for growth, and, with the chief executive officer, will be responsible for succession planning and ensuring management continuity. Members of the committee are Messrs. Migliorino (Chairman), Copperman and Weingarten and each is independent for purposes of the listing standards of the American Stock Exchange.

The Nominating and Governance Committee, which met once in 2006, recruits and nominates directors and develops and recommends to the board of directors the governance principles applicable to the company. The Nominating and Governance Committee has established policies concerning the identification of candidates, including candidates recommended by stockholders; the evaluation of candidates; and the recommendation to the board of candidates for the board’s selection as director nominees. Messrs. Copperman (Chairman), Bloom and Weingarten are the members of the Nominating and Governance Committee and are each independent for purposes of the listing standards of the American Stock Exchange.

The Nominating and Governance Committee’s process for identifying and evaluating nominees for director is to first consider whether the then current size of the board, and the qualifications of the incumbent directors, best serve the interests of the company. If the foregoing evaluation were to result in expected vacancies on the board, the committee would then, using the extensive business contacts of the members of the committee and of the other board members, seek out nominees with excellent decision-making ability, business experience, personal integrity and reputation. Stockholders may also provide candidates for directors. There are no specific minimum qualifications, nor specific qualities or skills, that the Nominating and Governance Committee believes that the nominees must possess. This process does not differ depending on whether the candidate has been proposed by a committee member or by a stockholder. In order to be considered by the Nominating and Governance Committee, a candidate for director proposed by a stockholder, including his or her qualifications, should be submitted in writing to the chair of the committee (currently Mr. Copperman), at least 180 days prior to the date of the previous year’s proxy statement relating to the annual meeting of stockholders.

The Nominating and Governance Committee has not received any nominees for election to the board at the 2007 annual meeting from any stockholder or group that has held more than 5% of our common stock for a period of one year.

Each of our board committees is governed by a written charter. Copies of each committee charter are available on our website at www.axsone.com.

Attendance at Board and Committee Meetings

During 2006, the board of directors held eleven meetings. During 2006, each incumbent director attended at least 75% of the number of meetings held of the board of directors and committees on which he served.

Compensation of Directors

Cash Compensation.    Each non-employee director is paid an annual cash retainer of $20,000 plus per meeting fees of $2,000 for each regularly scheduled board meeting, $1,000 for each telephonic, special board meeting, $750 for each Audit Committee meeting and $500 for each other committee meeting attended by that non-employee director (no separate fees for any committee meeting will be paid when the committee meeting is on the same day as a board meeting). The chairman of the Audit Committee also receives a separate annual cash retainer of $5,000.

Stock Option Grants.    Prior to 2006, each non-employee director first elected or appointed to the board of directors was granted an option to purchase 40,000 shares of common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting was granted an option to purchase 10,000 shares of common stock. Each of these options had an exercise price equal to 100% of the fair market value of the common stock on the grant date, a maximum term of ten years, subject to earlier termination upon the optionee’s cessation of board of director service, and vested in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding option vests immediately upon (i) certain changes in the ownership or control of the company or (ii) the death or disability of the optionee while serving on the board of directors. The director option grant structure described above was voluntarily discontinued effective March 2006. However, on May 24, 2006, Messrs. Bloom and Copperman each received option grants to purchase 10,000 shares of common stock at $1.96 per share on the vesting terms described above. These grants were made since Messrs. Bloom and Copperman joined the board during 2005 and were not yet eligible to receive the restricted stock grants made to the other non-employee directors described below.

Restricted Stock Grants.    Beginning in 2006, each non-employee director first elected or appointed to the board of directors will be granted 40,000 shares of restricted common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting will be granted 10,000 shares of restricted common stock. Each grant of restricted stock will vest in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding grant will vest immediately upon (i) certain changes in the ownership or control of the company or (ii) the death or disability of the grantee while serving on the board of directors. In accordance with this program, on May 24, 2006, Messrs. Burch, Migliorino and Weingarten each received grants of 10,000 shares of restricted stock.

Director Compensation Table.    The following table shows all compensation paid or granted, during or with respect to the 2006 fiscal year to each of the non-employee directors for services rendered to AXS-One and its subsidiaries during 2006.

2006 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Total ($)
Anthony H. Bloom	$33,750	—	$13,427	$47,177
Daniel H. Burch	$38,500	$19,600	—	$58,100
Harold D. Copperman	$43,500	—	$13,427	$56,927
Robert Migliorino	$39,750	$19,600	—	$59,350
Allan Weingarten	$47,500	$19,600	—	$67,100

(a)	As of December 31, 2006, Messrs. Burch, Migliorino and Weingarten each held 10,000 shares, respectively, of restricted AXS-One common stock. The other listed directors did not hold any shares of restricted AXS-One common stock at December 31, 2006.
(b)	As of December 31, 2006, Messrs. Bloom, Burch, Copperman, Migliorino and Weingarten held options to purchase 50,000, 120,000, 50,000, 153,000 and 110,000 shares, respectively, of AXS-One common stock.

Procedure For Stockholders to Contact Board of Directors

Recognizing its role as the representative of our stockholders, the board of directors of AXS-One has adopted a process for stockholders to communicate directly with the board as a collective body or with individual director(s). Communications should be accompanied by sufficient evidence of the current stockholder status of the correspondent and should be addressed to the board of directors or to an individual director, c/o Secretary, AXS-One Inc., 301 Route 17 North, Rutherford, NJ 07070 Fax: 201-939-6955. The Secretary will forward all legitimate correspondence received (a) which is addressed to the board, to the chairman of the board, and (b) which is addressed to an individual director, to that director.

Director Attendance at Annual Stockholder Meetings

AXS-One does not have a policy regarding director attendance at annual meetings of stockholders. Each of the eight directors then in office attended the 2006 annual meeting.

The Board of Directors recommends that the stockholders vote FOR the nominees described in Proposal 1.

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position
William P. Lyons	62	Chairman of the Board and Chief Executive Officer
Elias Typaldos	56	Executive Vice President, Technology and Director
Joseph Dwyer	51	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Robert Milks	45	Senior Vice President – Sales, Americas

Information Concerning Executive Officers Who Are Not Directors

Joseph Dwyer joined AXS-One as Executive Vice President, Chief Financial Officer and Treasurer in December 2004. In 2004, prior to joining AXS-One, Mr. Dwyer served as Chief Financial Officer of Synergen, Inc., a company engaged in the development and marketing of enterprise asset management and mobile workforce software to utilities, municipalities and asset intensive industries. From 2001 to 2003, Mr. Dwyer served as Executive Vice President and Chief Financial Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry, and from 2000 to 2001 he served as Executive Vice President and Chief Financial Officer of ACTV, Inc., a publicly traded digital media company. Prior to ACTV, from 1994 to 2000, Mr. Dwyer served as Vice President of Finance and Senior Vice President of Finance for Winstar Communications, Inc., a publicly traded global telecommunications provider.

Robert Milks was promoted to Senior Vice President – Sales, Americas in January 2006. Mr. Milks joined the company in October 2005 as Regional Vice President of Eastern Sales. Mr. Milks brings over 20 years of experience building and managing enterprise software sales organizations. Prior to joining AXS-One, Mr. Milks held executive sales management positions at both public and private software companies including BlueRoads Corporation, Selectica, Inc., Intertech Information Management, Inc., Shannon Data Systems, Inc. and MicroComputer Corp.

EXECUTIVE COMPENSATION

Employment and Severance Agreements

William P. Lyons.    We are party to an employment agreement with William P. Lyons dated April 21, 2004, pursuant to which he serves as our Chief Executive Officer. The agreement has no specific term and Mr. Lyons is employed on an ‘‘at will’’ basis. The agreement provides that Mr. Lyons receive an annual base salary of $400,000 per year, subject to annual review. He was also eligible for a target bonus in 2004 of $150,000 which was capped at $300,000 and is entitled to participate in a comparable bonus program during subsequent years. Mr. Lyons also is entitled to receive all benefits and perquisites as are routinely provided to other comparable senior executives of the company, including a car allowance of $750.00 per month. If, at any time, we terminate Mr. Lyons’ employment for any reason other than for good cause (as defined in the agreement) or Mr. Lyons terminates the agreement for good reason (as defined in the agreement, which definition includes a 30 day right to terminate the agreement following a change in control), we will pay him a severance benefit equal to twelve months of his base salary payable in accordance with normal payroll practices and will continue to provide employee benefit coverage during the severance period. Assuming Mr. Lyons was terminated on December 31, 2006, he would have been entitled to aggregate benefits under his employment agreement valued at $410,523. Upon the occurrence of a change of control of the company, all options to purchase common stock then granted to Mr. Lyons which are unvested at the time of the change of control will be immediately vested and Mr. Lyons will have a period of 12 months to exercise these options. In addition, in the event of a termination of Mr. Lyons’ employment by the company without cause or by Mr. Lyons for good reason on or within 12 months following a change of control, we will pay Mr. Lyons, in a lump sum payable within three business days following termination of employment, an amount equal to 2.5 multiplied by the base salary portion of the amount of severance payments payable under other circumstances and we will continue to provide Mr. Lyons with health and welfare benefits for 12 months following termination. Mr. Lyons also agreed to certain non-competition and non-solicitation covenants during the severance period. Assuming Mr. Lyons was terminated on December 31, 2006 in connection with a change of control, he would have been entitled to aggregate benefits under his employment agreement valued at $1,015,785.

On December 14, 2006, we entered into a letter agreement with Mr. Lyons pursuant to which his base salary for the 2007 calendar year will be reduced from $400,000 to $100,000. The aforementioned salary reduction will be discontinued effective January 1, 2008, or earlier upon a change in control of AXS-One. If Mr. Lyons is terminated without cause during 2007, severance payments would be based on 2006 salary levels.

Joseph Dwyer.    We were party to a letter agreement with Joseph Dwyer dated December 31, 2004, pursuant to which he served as our Executive Vice President, Chief Financial Officer and Treasurer. The agreement had no specific term and Mr. Dwyer was employed on an ‘‘at will’’ basis. The letter agreement provided that Mr. Dwyer receive an annual base salary of $250,000 per year. He was also eligible for a target bonus in 2005 of $100,000 and was entitled to participate in a comparable bonus program during subsequent years. Mr. Dwyer also was entitled to receive all benefits and perquisites as are routinely provided to other comparable senior executives of the company. Mr. Dwyer received a $50,000 signing bonus as an inducement to accept employment with the company and was being reimbursed for the cost of his accommodations during the work week in New Jersey. He also received an allowance of $750 per month for automobile expenses. If, at any time, we terminated Mr. Dwyer’s employment for any reason other than for cause (as defined in the agreement), we would pay him a severance benefit equal to three months of his base salary payable in six semi-monthly installments and would continue to provide employee benefit coverage during the severance period.

On February 15, 2007, we entered into a new employment agreement with Mr. Dwyer, pursuant to which Mr. Dwyer will continue in the positions of Executive Vice President, Treasurer, Secretary and Chief Financial Officer. This new agreement superseded the prior letter agreement. Under the terms of the employment agreement, Mr. Dwyer will be employed on an ‘‘at will’’ basis, will receive an annual base salary of $250,000 (subject to a temporary salary reduction described below) and will be eligible for an annual cash bonus as determined at the sole discretion of the Compensation Committee of the Board of Directors. Mr. Dwyer will also be entitled to participate in all of our employee benefit programs, as such programs may be in effect from time to time. Mr. Dwyer will also receive a non-accountable automobile allowance of $750 per month, subject to increase in the discretion of the Compensation Committee. If we terminate Mr. Dwyer’s employment without serious cause (as defined in the Employment Agreement) or Mr. Dwyer terminates his employment for good reason (as defined in the Employment Agreement), we will continue to pay Mr. Dwyer his then-current base salary for a period of nine (9) months from the date of such termination and will pay such amounts under COBRA as are required to maintain existing health insurance coverage for the shorter of nine (9) months or until such time as Mr. Dwyer becomes eligible for similar health insurance coverage with a new employer. Assuming Mr. Dwyer was terminated on December 31, 2006, he would have been entitled to aggregate benefits under his employment agreement valued at

$199,395. If Mr. Dwyer’s employment is terminated by AXS-One (or successor) without serious cause or Mr. Dwyer terminates employment with AXS-One (or any successor) for good reason, within the period commencing on the date that a change of control (as defined in the employment agreement) is formally proposed to our Board of Directors and ending on the second anniversary of the date on which such change of control occurs, then Mr. Dwyer will be entitled to receive two times the base salary provided under a non-change of control termination and in addition and the company will pay such amounts under COBRA as are required to maintain existing health insurance coverage for the shorter of eighteen (18) months or until such time as Mr. Dwyer becomes eligible for similar health insurance coverage with a new employer. Payment of the amounts described in this paragraph following a change of control (other than amounts with respect to COBRA) shall be made in a lump sum within three (3) business days of the date of termination. Assuming Mr. Dwyer was terminated on December 31, 2006 in connection with a change of control, he would have been entitled to aggregate benefits under his employment agreement valued at $398,791.

Pursuant to a temporary salary reduction rider to the employment agreement, Mr. Dwyer has agreed to reduce his annual base salary for the calendar year 2007 from $250,000 to $150,000. Mr. Dwyer’s annual base salary will revert to $250,000 effective as of January 1, 2008 unless mutually agreed otherwise. In addition, Mr. Dwyer’s annual base salary will revert to $250,000 if there is a change of control during calendar year 2007. Also, if Mr. Dwyer becomes entitled to payments upon termination by AXS-One without serious cause or by Mr. Dwyer with good reason, such payments shall be calculated on the basis of a $250,000 annual base salary.

Elias Typaldos.    We were party to an employment agreement with Elias Typaldos originally entered into in November 1991 and amended on December 31, 1994 and January 29, 1998, pursuant to which he served as our Executive Vice President, Technology. The agreement renewed automatically each calendar year unless either party notified the other party in writing to the contrary. It provided that Mr. Typaldos receive an annual salary of $289,224 per year, subject to increase by the board of directors and entitled him to receive bonus payments at the discretion of the board of directors. If, at any time, we terminated Mr. Typaldos’ employment for any reason other than for cause, we would (i) pay him a severance benefit for two years equal to his base salary plus bonus paid in the prior calendar year, with these annualized amounts payable on the first business day or each calendar year, (ii) continue to provide employee benefit coverage for eighteen months, and (iii) pay his legal expenses in connection with termination. Mr. Typaldos also agreed to a non-competition covenant for the longer of one year following the term of his employment or the term during which he receives severance payments under the employment agreement. We notified Mr. Typaldos that this agreement would not be renewed upon its expiration on December 31, 2006.

On February 15, 2007, we entered into a new employment agreement with Mr. Typaldos, pursuant to which Mr. Typaldos will continue in the position of Executive Vice President, Technology. Under the terms of the employment agreement, Mr. Typaldos will be employed on an ‘‘at will’’ basis, will receive an annual base salary of $300,000 (subject to a temporary salary reduction described below) and will be eligible for an annual cash bonus as determined at the sole discretion of the Compensation Committee of the Board of Directors. Mr. Typaldos will also be entitled to participate in all of our employee benefit programs, as may be in effect from time to time. Mr. Typaldos will also receive a non-accountable automobile allowance of $1,000 per month, subject to increase in the discretion of the Compensation Committee of the Board of Directors. If we terminate Mr. Typaldos’ employment without serious cause (as defined in the employment agreement) or Mr. Typaldos terminates his employment for good reason (as defined in the employment agreement), we will continue to pay Mr. Typaldos his then-current base salary for a period of twenty-four (24) months from the date of such termination and will pay such amounts under COBRA as are required to maintain existing health insurance coverage for the shorter of eighteen (18) months or until such time as Mr. Typaldos becomes eligible for similar health insurance coverage with a new employer. If Mr. Typaldos’ employment is terminated by AXS-One (or any successor) without serious cause or Mr. Typaldos terminates employment with AXS-One (or any successor) for good reason, within the period commencing on the date that a change of control (as defined in the employment agreement) is formally proposed to our Board of Directors and ending on the second anniversary of the date on which such change of control occurs, then Mr. Typaldos will be entitled to receive the base salary provided under a non-change of control termination and in addition and we will pay such amounts under COBRA as are required to maintain existing health insurance coverage for the shorter of eighteen (18) months or until such time as Mr. Typaldos becomes eligible for similar health insurance coverage with a new employer. Payment of the amounts described in this paragraph following a change of control (other than amounts with respect to COBRA) shall be made in a lump sum within three (3) business days of the date of termination. Assuming Mr. Typaldos was terminated on December 31, 2006 in connection with a change of control or otherwise, he would have been entitled to aggregate benefits under his employment agreement valued at $624,161.

Pursuant to a temporary salary reduction rider to the employment agreement, Mr. Typaldos has agreed to reduce his annual base salary for the calendar year 2007 from $300,000 to $250,000. Mr. Typaldos’ annual base salary will revert to $300,000 effective as of January 1, 2008 unless mutually agreed otherwise. In addition, Mr. Typaldos’ annual base salary will revert to $300,000 if there is a change of control during calendar year 2007. Also, if Mr. Typaldos becomes entitled to payments upon termination by AXS-One without serious cause or by Mr. Typaldos with good reason, such payments shall be calculated on the basis of a $300,000 annual base salary.

Gennaro Vendome.    On October 18, 2005, we entered into an Agreement and General Release with Gennaro Vendome, our former Executive Vice President, Business Development. Mr. Vendome’s employment was terminated effective June 30, 2005 and the employment terms contained in his employment agreement dated January 1, 2003 were deemed terminated as of the date of the release although certain provisions of the employment agreement regarding ongoing covenants of Mr. Vendome remained in effect. Pursuant to the release, Mr. Vendome received the following consideration: (i) $337,500 paid as a continuation of his prior salary payable in accordance with our ordinary payroll practices; (ii) payment of Mr. Vendome’s COBRA coverage premiums until December 31, 2006; and (iii) Mr. Vendome retained his company cell phone and laptop PC. Mr. Vendome released us from claims arising out of his employment with AXS-One and/or the termination of that employment.

Compensation Discussion & Analysis

Our Compensation Committee, which is comprised of three independent non-employee directors, has formulated a compensation philosophy that is designed to enable us to attract, retain and reward capable employees who can contribute to the success of AXS-One, principally by setting overall compensation at the median of the marketplace through a combination of (1) base salaries, (2) annual incentive opportunities and (3) a significant long term incentive opportunity for senior management. We believe that implementation of a system of compensation that emphasizes performance-based compensation provides a strong alignment to stockholders’ interests. Five key principles serve as the guiding framework for compensation decisions for all employees of AXS-One:

•	To attract and retain the most highly qualified management and employee team.

•	To pay competitively compared to similarly situated software companies.

•	To encourage superior employee performance by aligning rewards with stockholder interests, especially through the use of tangible performance targets.

•	To motivate senior executives to achieve AXS-One’s annual and long-term business goals by providing equity-based incentive opportunities.

•	To strive for fairness in administration by emphasizing performance related contributions as the basis for pay decisions.

To implement these policies, we have designed the framework for a four-part executive compensation program consisting of base salary, annual incentives, long-term incentive opportunities for senior management, and other employment benefits.

Base Salary.    We will seek to maintain levels of compensation that are competitive with similarly situated software companies. Base salary represents the fixed component of the executive compensation program. AXS-One’s general philosophy regarding base salaries is to set salaries for the aggregate officer group at the competitive industry average. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. No compensation consultants were utilized during 2006. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. We believe that base salary for 2006 for our chief executive officer and for the other executive officers was generally at the competitive industry average.

In response to the company’s desire to conserve cash, on December 14, 2006, AXS-One entered into letter agreements with William P. Lyons, our Chairman of the Board and Chief Executive Officer, Joseph Dwyer, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary and Elias Typaldos, our Executive Vice President, Technology, pursuant to which the base salaries of each officer for the 2007 calendar year are being reduced as follows: Mr. Lyons – from $400,000 to $100,000; Mr. Dwyer – from $250,000 to $150,000; and Mr. Typaldos – from $300,000 to $250,000. These salary reductions will be discontinued effective January 1, 2008, or earlier upon a change in control of the company. If these executives are terminated without cause during 2007, severance payments would be based on 2006 salary levels.

Bonus.    We have designed an annual incentive program pursuant to which key AXS-One employees will be eligible to receive performance bonuses in a range based upon a percentage of their annual base salary. Payment of the performance bonuses is based upon performance measures set by the Compensation Committee that incorporate overall corporate targets. On March 21, 2006, the Compensation Committee set bonus targets for fiscal 2006 based upon achievement of targets relating to revenue and net income. Achievement of target levels would have resulted in bonus payments as a percentage of base salary as follows: William P. Lyons – 50%; Joseph P. Dwyer – 60%; and Elias Typaldos – 17%. The maximum bonus payment for each of the foregoing was capped at 200% of base salary. Since these targets were not achieved during 2006, no annual incentive payment was earned by these executive officers. On March 21, 2006, the Compensation Committee also set commission levels for fiscal 2006 for Robert Milks, our Senior Vice President, Sales, Americas, to be paid based upon RCM License Revenue recognized in our 2006 financial statements. During 2006, Mr. Milks earned $23,617 in commission payments.

The Compensation Committee approved annual bonus targets for fiscal 2007 based upon achievement of targets relating to consolidated revenue and consolidated operating income. Achievement of target levels would result in target bonus payments as follows: William P. Lyons – $200,000; Joseph P. Dwyer – $150,000; and Elias Typaldos – $50,000. Exceeding the target performance levels will result in additional bonuses based upon a percentage of the target bonus multiplied by the percentage by which the target levels are exceeded. Quarterly bonus targets were set for fiscal 2007 based upon license revenue for the first three quarters. Achievement of target levels would result in target quarterly bonus payments as follows for each of the first three fiscal quarters: William P. Lyons – $25,000; Joseph P. Dwyer – $18,750; and Elias Typaldos – $6,250. The maximum aggregate 2007 bonus payment for each of the foregoing officers is capped at 200% of their base salary (without giving effect to temporary salary reduction agreements applicable to the foregoing executives). Commission levels were set for fiscal 2007 for Robert Milks, the Company’s Senior Vice President – Sales, Americas, to be paid based upon North American RCM License Revenue and services revenue recognized in the Company’s 2007 financial statements.

Long-Term Incentive Compensation.    Long-term incentives are provided through grants of stock options or awards of restricted stock. The grants and awards are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the company. Each option grant allows the individual to acquire shares of AXS-One common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer’s continued employment with the company. Each restricted stock award grants the individual non-transferable shares of AXS-One common stock. The restriction on transferability terminates after the expiration of a specified number of years, subject, in certain cases, to acceleration if certain performance targets are met by the company. Generally, if the individual leaves the company prior to complete termination of the restriction on transferability, then the shares still so restricted forfeit back to the company. Accordingly, the option grant or restricted stock award will provide a return to the executive officer only if the executive officer remains employed by the company during the vesting period, and then, with respect to options, only if the market price of the underlying shares appreciates.

The number of shares subject to each option grant or restricted stock award is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer’s current position with the company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option or restriction term and the individual’s personal performance in recent periods. The Compensation Committee also considers the number of unvested options and restricted shares held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option or restricted share holdings of the company’s executive officers.

On March 21, 2006, the Compensation Committee approved grants of restricted stock vesting in four equal annual installments as follows: William P. Lyons – 100,000 shares; Joseph P. Dwyer – 40,000 shares; and Elias Typaldos – 40,000 shares. The grant to Mr. Lyons was made pursuant to the Company’s 1998 Stock Option Plan and the grants made to Messrs. Dwyer and Typaldos were made pursuant to the Company’s 2005 Stock Incentive Plan. In light of the salary reductions to senior management and in order to further link the interests of senior management to those of our stockholders, on December 14, 2006, the Compensation Committee authorized the grant of restricted stock under the 2005 Stock Incentive Plan as follows: William P. Lyons – 440,732 shares, Joseph P. Dwyer – 146,911 shares, and Elias Typaldos – 73,455 shares. These restricted shares vest in two equal annual installments and the vesting accelerates upon a change of control of the company or if the grantee’s employment is terminated by the company without cause or upon the death or disability of the grantee.

Other Benefits.    Our philosophy is to provide competitive health- and welfare-oriented benefits to executives and employees, but to maintain a conservative posture relative to executive benefits. Consistent with industry practices, we provide an automobile allowance to executive officers.

Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, the company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers, which is not considered to be performance based. Compensation that does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The company’s equity plans contain certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

The Compensation Committee does not expect that the compensation to be paid to the company’s executive officers for the 2007 fiscal year will exceed the $1 million limit per officer. Because it is very unlikely that the cash compensation payable to any of the company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the company’s executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

Compensation Disclosure Tables

Summary Compensation Table.    The following table (Table I) shows all compensation paid or granted, during or with respect to the 2006 fiscal year to (i) our chief executive officer, (ii) our chief financial officer (iii) the other most highly compensated executive officers, other than the CEO and CFO, whose total compensation during 2006 exceeded $100,000 and who were serving as executive officers as of December 31, 2006 and (iv) one former officer whose total compensation during 2006 exceeded $100,000 (collectively referred to in this proxy statement as the ‘‘named executive officers’’).

TABLE I
2006 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(c)	Total ($)
William Lyons Chairman of the Board and Chief Executive Officer	2006	$400,000	$—	$548,698	$—	$—	$17,045	$965,743
Joseph Dwyer Executive Vice President, Treasurer, Secretary and Chief Financial Officer	2006	250,000	—	199,499	—	—	16,123	465,622
Elias Typaldos Executive Vice President – Technology	2006	300,000	—	149,549	—	—	23,758	473,307
Robert Milks Senior Vice President – Sales, Americas	2006	175,000	—	—	165,568	23,617	6,865	371,050
Gennaro Vendome (d) Former Executive Vice President – Business Development	2006	—	—	—	—	—	337,500	337,500

(a)	Dollar amounts set forth with regard to restricted stock grants for each individual are those recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R disregarding the estimate of forfeitures related to service-based vesting conditions. Share value utilized for purposes of this determination is the applicable market value on the date of grant. For a further discussion of the assumptions underlying these amounts, reference is made to the footnotes to AXS-One’s financial statements set forth in Form 10-K for the fiscal year ended December 31, 2006.
(b)	Dollar amounts with regard to option grants for each individual are those recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R disregarding the estimate of forfeitures related to service-based vesting conditions. The amounts set forth herein are based on a Black-Scholes calculation assuming a 4.35% risk free interest rate, volatility of 96%, a term of five years and an annual dividend rate of zero. For a further discussion of the assumptions underlying these amounts, reference is made to the footnotes to AXS-One’s financial statements set forth in Form 10-K for the fiscal year ended December 31, 2006.
(c)	Amounts consist of, for Messrs. Lyons, Dwyer, Typaldos, Milks and Vendome, matching contributions to the AXS-One 401(k) Plan (a tax qualified plan under Internal Revenue Code section 401(k)) ($6,600, $5,625, $6,600, $5,529 and $0, respectively), life and disability insurance premiums ($1,445, $1,498, $5,158, $1,306 and $0, respectively) and automobile allowances ($9,000, $9,000, $12,000, $0 and $0, respectively). Also reflects severance payments in the amount of $337,500 paid to Mr. Vendome.
(d)	Mr. Vendome’s employment with AXS-One was terminated effective June 30, 2005.

Grants of Plan-Based Awards Table.    The following table (Table II) shows all plan-based equity and non-equity grants made by AXS-One during the 2006 fiscal year to the named executive officers.

TABLE II
2006 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)			All Other Stock Awards: Number of Shares of Stock or Units (#) (b)	All Other Awards: Number of Securities Underlying Options (#)(c)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
William Lyons	3/21/06 3/21/06 12/14/06	$200,000 — —	$200,000 — —	$800,000 — —	— 100,000 440,732	— — —	— — —	— $249,000 299,698
Joseph Dwyer	3/21/06 3/21/06 12/14/06	150,000 — —	150,000 — —	500,000 — —	— 40,000 146,911	— — —	— — —	— 99,600 99,899
Elias Typaldos	3/21/06 3/21/06 12/14/06	50,000 — —	50,000 — —	600,000 — —	— 40,000 73,455	— — —	— — —	— 99,600 49,949
Robert Milks	3/21/06 1/9/06	(d) —	(d) —	(d) —	— —	— 130,000	— $1.73	— 165,568
Gennaro Vendome		—	—	—	—	—	—	—

(a)	No such annual incentive payment was earned by the named executive officers for 2006, since payment was contingent upon achievement of revenue and net income metrics which were not achieved. Amounts set forth represented threshold, target and maximum potential payouts for 2006 under the annual incentive program.
(b)	Grants made on March 21, 2006 represent grants of time-vested restricted stock vesting in four equal annual installments. Grants made on December 14, 2006 represent grants of time-vested restricted stock vesting in two equal annual installments and the vesting accelerates upon a change of control of the company or if the grantee’s employment is terminated by the company without cause or upon the death or disability of the grantee.
(c)	The indicated options have a ten-year term and vest in four equal annual installments from the date of grant.
(d)	Mr. Milks received a commission-based incentive plan award based upon certain sales achieved by AXS-One. This award did not contain threshold, target or maximum award levels.

Outstanding Equity Awards at Fiscal Year-End Table.    Shown in Table III below is information with respect to outstanding equity-based awards (consisting of unexercised options to purchase AXS-One common stock and unvested restricted AXS-One common stock) held by the named executive officers at December 31, 2006. No stock options were exercised by the named executive officers during 2006 and no restricted stock held by the named executive officers vested during 2006.

TABLE III
OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR END

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)
William Lyons	900,000 (c)	0	$4.21	4/28/2014
					100,000 440,732	$76,000 334,956
Joseph Dwyer	300,000 (c)	0	2.58	1/3/2015
					25,000 40,000 146,911	19,000 30,400 111,652
Elias Typaldos	30,000 60,000	0 0	0.30 0.35	8/2/2011 12/4/2011
					40,000 73,455	30,400 55,826
Robert Milks	10,000 0	30,000 130,000	1.86 1.73	11/1/2015 1/9/2016
Gennaro Vendome	—	—	—	—	—	—

(a)	All unvested options vest in four equal annual installments from the date of grant (November 1, 2005 and January 9, 2006, respectively, regarding Mr. Milks).
(b)	These values are based on $0.76 per share, the market price of a share of AXS-One common stock as of December 29, 2006 (the final trading day of 2006).
(c)	Generally, stock options under our equity plans become exercisable with respect to 25% of the shares on each of the first four annual anniversaries of the date of grant and, in certain cases, subject to acceleration upon change in control. In October 2005, we accelerated the vesting of all unvested ‘‘out of the money’’ stock options awarded to current employees and directors. As a condition of the acceleration, and to avoid any unintended personal benefits, we also imposed a holding period on the shares underlying the accelerated options. This requires all optionees to refrain from selling any shares acquired upon the exercise of the options until the earlier of the date the shares would have vested under the options’ original vesting terms or the date of the employee’s termination from the company. The foregoing resulted in the acceleration of the option grants to Messrs. Lyons and Dwyer described in the table above.

Equity Compensation Plan Table.    The following table (Table IV) sets forth certain information with respect to securities authorized for issuance under equity compensation plans that were either previously approved by security holders or not previously approved by security holders as of December 31, 2006.

TABLE IV
EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,402,668	$2.33	932,945
Equity compensation plans not approved by security holders	1,548,021	$2.94	—
Total	6,950,869	$2.47	932,945

The equity compensation plans not approved by the security holders relate to 1,423,021 warrants issued to private placement investors and 125,000 non-plan inducement options issued to Mr. Lyons.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised of three independent non-employee directors. As members of the Compensation Committee, it is our responsibility to administer AXS-One’s executive compensation programs, monitor corporate performance and its relationship to compensation of executive officers, and make appropriate recommendations concerning matters of executive compensation.

In this context, the Compensation Committee has reviewed and discussed with management the section of this proxy statement above entitled ‘‘Compensation Discussion & Analysis’’. Based on this review and discussion, the Compensation Committee recommended to the board of directors, and the board has approved, that the Compensation Discussion & Analysis be incorporated by reference into AXS-One’s annual report on SEC Form 10-K for the year ended December 31, 2006.

THE COMPENSATION COMMITTEE
Robert Migliorino (Chairman) Harold D. Copperman Allan Weingarten

 Audit Committee REPORT

The Audit Committee reviews AXS-One’s financial reporting process. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the 2006 annual report on SEC Form 10-K with AXS-One’s management and the independent registered public accounting firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee discussed with the independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, ‘‘Communications with Audit Committees’’, as amended. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from AXS-One and its management, including the matters in the written disclosures and letter received from the independent registered public accounting firm, as required by Independence Standards Board No. 1, ‘‘Independence Discussions with Audit Committees’’.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited consolidated financial statements be included in AXS-One’s annual report on SEC Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee
Allan Weingarten (Chairman) Daniel H. Burch Harold D. Copperman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specified below, the following table sets forth certain information regarding beneficial ownership of our common stock as of April 3, 2007 by (i) each director (ii) each of the named executive officers, (iii) each person known by us to be the beneficial owner of more than 5% of our common stock and (iv) all executive officers and directors as a group. The information concerning beneficial owners of more than 5% of our common stock is based on filings with the SEC on Schedules 13D, 13G and on Forms 3, 4, and 5 and certain other information obtained by us.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percentage of Shares Outstanding (1)
William P. Lyons	1,786,863	(2)	4.8%
Anthony H. Bloom	12,500	(3)	*
Daniel H. Burch	160,307	(4)	*
Harold D. Copperman	144,500	(5)	*
Robert Migliorino	315,349	(6)	*
Elias Typaldos	2,625,079	(7)	7.3%
Gennaro Vendome	1,626,672	(8)	4.5%
Allan Weingarten	120,000	(9)	*
Joseph Dwyer	602,523	(10)	1.7%
Robert Milks	42,500	(11)	*
All current directors and executive officers as a group (10 persons)	7,436,293	(12)	19.6%
Other Beneficial Owners
William K. Jurika	2,704,595	(13)	7.5%
RIT Capital Partners plc.	2,418,379	(14)	6.6%
Andreas Typaldos	2,026,900	(15)	5.6%
BlueLine Partners, LLC	1,828,043	(16)	5.1%

*	Represents beneficial ownership of less than one percent of the AXS-One common stock outstanding.
(1)	Applicable percentage of ownership as of April 3, 2007 is based upon 36,007,425 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Also gives effect to the shares of common stock issuable within 60 days of April 3, 2007 upon exercise of all options and other rights beneficially owned by the indicated stockholders on that date.
(2)	Includes (i) 900,000 shares of common stock which may be purchased upon exercise of stock options, (ii) 515,732 shares of restricted common stock, (iii) 57,092 shares issuable upon exercise of warrants, (iv) 99,600 shares owned by the Lyons Family Trust dated February 11, 1992,

(v) 157,866 shares owned by Lyons Partners and (vi) 31,573 shares issuable upon exercise of warrants held by Lyons Partners. Mr. Lyons has voting and dispositive power over the shares held by Lyons Family Trust and Lyons Partners.
(3)	Represents shares issuable upon exercise of stock options. Mr. Bloom is an investment consultant to RIT Capital Partners plc, an entity that owns more than 5% of our common stock. Mr. Bloom does not have voting or dispositive power over the shares held by RIT Capital Partners plc.
(4)	Includes (i) 110,000 shares of common stock which may be purchased upon the exercise of stock options, (ii) 10,000 shares of restricted stock and (iii) 6,718 shares issuable upon exercise of warrants.
(5)	Includes 12,500 shares of common stock which may be purchased upon the exercise of stock options.
(6)	Includes (i) 143,000 shares of common stock which may be purchased upon the exercise of stock options, (ii) 10,000 shares of restricted stock and (iii) 20,153 shares issuable upon exercise of warrants.
(7)	Includes (i) 113,455 shares of restricted stock, (ii) 228,806 shares held in trust for Mr. Typaldos’ children, (iii) 120,751 shares held by Judith Typaldos, Mr. Typaldos’ wife, (iv) 96,000 shares held by Judith Typaldos as custodian for Mr. Typaldos’ children, and (v) 90,000 shares of common stock which may be purchased upon exercise of stock options. Mr. Typaldos’ business address is AXS-One’s principal executive office.
(8)	Includes (i) 89,407 shares held by Carol Vendome, Mr. Vendome’s wife, (ii) 149,062 shares held by the Gennaro Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iii) 151,297 shares held by the Carol Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iv) 87,905 shares held by or on behalf of Mr. Vendome’s children, (v) 246,272 shares held by the Vendome Family Limited Partnership and (vi) 13,435 shares of common stock which may be purchased upon exercise of warrants held by the Vendome Family Limited Partnership.
(9)	Includes (i) 100,000 shares of common stock which may be purchased upon exercise of stock options and (ii) 10,000 shares of restricted stock.
(10)	Includes (i) 201,911 shares of restricted common stock, (ii) 300,000 shares of common stock which may be purchased upon the exercise of stock options, (iii) 77,177 shares held by the Carol N. Dwyer Living Trust dated 6/19/03 and (iv) 13,435 shares issuable upon exercise of warrants held by the Carol N. Dwyer Living Trust dated 6/19/03.
(11)	Consists of shares of common stock which may be purchased upon the exercise of stock options.
(12)	Includes (i) 1,710,500 shares of common stock which may be purchased upon the exercise of stock options and (ii) 142,406 shares issuable upon exercise of warrants.
(13)	Based on information provided in Schedule 13G filed with the SEC on November 17, 2005. Consists of (i) 460,000 shares held by the William K. Jurika IRA, (ii) 1,353,829 shares held by the Jurika Family Trust, U/A 1989 (the ‘‘Trust’’), (iii) 100,766 shares issuable upon exercise of warrants held by the Trust, and (iv) 790,000 shares held by JMK Investment Fund, L.P. Mr. Jurika has sole voting and dispositive power over all of the indicated shares. Mr. Jurika’s business address is 2101 Webster Street, Suite 1550, Oakland, CA 94612.
(14)	Based on information provided in Schedule 13G filed with the SEC on October 7, 2005. Includes 403,063 shares of common stock issuable upon the exercise of presently exercisable warrants. RIT Capital Partners plc’s business address is 27 St. James’s Place, London SW1A 1NR, England.
(15)	Includes (i) 680,504 shares owned by the Andreas Typaldos GRAT dated September 29, 1993; (ii) 11,047 shares owned by Renee Typaldos, Mr. Typaldos’ wife, (iii) 755,504 shares owned by the Renee Typaldos GRAT dated September 29, 1993, and (iv) 229,845 shares held by the

Andreas Typaldos Family Limited Partnership. Mr. Typaldos’ business address is Xandros, Inc., 149 Madison Avenue, New York, NY 10016. Information is as of April 3, 2006.
(16)	Based on information provided in Schedule 13D Amendment No. 2 filed with the SEC on December 22, 2006. BlueLine Capital Partners, L.P. has shared voting and dispositive power over 1,700,493 of the indicated shares and BlueLine Capital Partners II, L.P. has shared voting and dispositive power over the remaining 127,550 shares. BlueLine Partners, LLC, the general partner of the aforementioned limited partnerships, has shared voting and dispositive power over all of the indicated shares. The business address of the indicated entities is 415 Blackhawk Plaza Circle, Suite 100, Danville, CA 94506.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities Exchange Commission, the American Stock Exchange and the company. Specific due dates for these reports have been established and we are required to report in this proxy statement any failure to file by these dates during fiscal year 2006. Based solely on our review of forms we received from these persons for their fiscal year 2006 transactions, we believe that all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE 1998 STOCK OPTION PLAN

On March 13, 2007, our Board of Directors amended the AXS-One Inc. 1998 Stock Option Plan (the ‘‘1998 Plan’’), subject to stockholder approval, to remove the sub-limit on the number of shares of restricted stock that can be granted under the 1998 Plan. The board believes that it is in the best interests of the company to amend the 1998 Plan as provided herein, so that the company can continue to attract and retain the services of those persons essential to the company’s growth and financial success.

Description of the Amended Terms of the 1998 Plan

As previously in effect, the 1998 Plan provided for a maximum of 5,000,000 shares of common stock available for awards, of which 300,000 shares were available for awards of restricted stock. The board of directors has amended the 1998 Plan, subject to stockholder approval, to remove the 300,000 share limitation on restricted stock grants. This will allow grants of restricted stock under the 1998 Plan of up to the total maximum number of shares remaining available under the 1998 Plan.

Description of the 1998 Plan, as Amended

The following is a summary of the principal features of the 1998 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Plan and is qualified in its entirety by reference to the 1998 Plan document, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this proxy statement. Any stockholder of the company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the company’s principal executive offices in Rutherford, New Jersey.

Administration

The 1998 Plan is administered and interpreted by a committee of the board of directors (currently the Compensation Committee) consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 (‘‘Rule 16b-3’’), Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’) and Amex Rule 121A, a non-employee director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an ‘‘independent director’’ as defined under Amex Rule 121A (the ‘‘Committee’’). If no Committee exists which has the authority to administer the 1998 Plan, the functions of the Committee will be exercised by the board of directors. Except with regard to non-employee directors, the Committee has the full authority and discretion, subject to the terms of the 1998 Plan, to grant awards under the 1998 Plan and to determine the persons to whom awards will be granted. With regard to grants to non-employee directors, the board administers and interprets the 1998 Plan. The Committee has authority to delegate its duties under the 1998 Plan, including, without limitation, the discretion to delegate authority to officers to grant awards under the 1998 Plan.

Eligibility

All employees and consultants of AXS-One and its affiliates are eligible to receive grants of stock options, restricted stock and stock appreciation rights under the 1998 Plan. Prospective employees and consultants are also eligible to participate in the 1998 Plan, subject to such individual actually becoming an employee or consultant. Non-employee directors of AXS-One automatically receive grants of stock options under the 1998 Plan and are eligible to receive discretionary grants of stock options under the 1998 Plan.

Available Shares

A maximum of 5,000,000 shares of common stock may be subject to options issued, or used for stock appreciation right reference purposes or other grants under the 1998 Plan, all of which would be available for awards of restricted stock.

The maximum number of shares of common stock subject to awards which may be granted to any employee during any calendar year will not exceed 500,000 shares, except that, for the calendar year in which such individual commences his or her employment, the maximum grant will not exceed 1,000,000 shares. If a tandem stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the 1998 Plan. To the extent that shares of common stock for which options or stock appreciation rights are permitted to be granted to an employee during a calendar year of the company are not covered by a grant during such calendar year, such shares of common stock will be available for grant or issuance to the employee in any subsequent calendar year during the term of the 1998 Plan.

The Committee or the board, as applicable, may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards to reflect any change in the company’s capital structure or business by reason of a stock dividend, extraordinary dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the company (and certain other events).

Types of Awards

Stock Options.    The 1998 Plan authorizes the Committee to grant stock options to purchase shares of the company’s common stock to employees and consultants of the company and its affiliates. Options granted to employees of the company or any ‘‘subsidiary’’ or ‘‘parent’’ (within the meaning of Section 424 of the Code) may be in the form of incentive stock options (‘‘ISOs’’) or non-qualified stock options. Options granted to non-employee directors of the company, consultants of the company and its affiliates and employees of affiliates that do not qualify as ‘‘subsidiaries’’ or ‘‘parents’’ may only be non-qualified stock options. The Committee determines the number of shares subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an ISO granted to a ten- percent stockholder, 110 percent of fair market value).

Options granted to employees and consultants are exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. All options granted to employees and consultants might be made exercisable in installments, and the Committee may accelerate the exercisability of such options. The exercise price of an option may be paid in cash, to the extent permitted by applicable law, by a cashless exercise procedure through a broker or by such other methods approved by the Committee (which may include payment in shares of common stock owned for at least six months).

Stock Appreciation Rights.    The 1998 Plan authorizes the Committee to grant stock appreciation rights (‘‘SARs’’) to employees and consultants, either with a stock option (‘‘Tandem SARs’’) or independent of a stock option (‘‘Non-Tandem SARs’’). A SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the reference price per share established in connection with the grant of the SAR. The reference price per share covered by a SAR is the per share exercise price of the related option in the case of a Tandem SAR and is the fair market value of the common stock on the date of grant in the case of a Non-Tandem SAR.

A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the related option. A Tandem SAR generally may be exercised only at such times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option. A Non-Tandem SAR is exercisable as provided by the Committee and has such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances. The Committee is also authorized to grant ‘‘limited SARs’’ to employees and consultants, either as Tandem SARs or Non-Tandem SARs. Limited SARs become exercisable only upon the occurrence of a change in control of the company or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock.    The Committee will determine the employees and consultants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid, the time or times at which such awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to accelerated vesting and all other terms and conditions of the restricted stock. The Committee may condition the grant or vesting of restricted stock upon the attainment of specified performance targets or such other factors as the Committee may determine. Awards of restricted stock may or may not be intended to comply with the ‘‘performance-based’’ compensation exception under Section 162(m) of the Code.

Awards of restricted stock that are intended to comply with the ‘‘performance-based’’ compensation exception under Section 162(m) of the Code, will be granted or vest based upon the attainment of pre-established objective performance goals established by the Committee by reference to one or more of the following: (i) enterprise value or value creation targets, after-tax or pre-tax profits, operational cash flow, earnings per share or earnings per share from continuing operations, net sales, revenues, net income or earnings before income tax or other exclusions, return on capital, market share or after-tax or pre-tax return on stockholder equity of the company; (ii) the company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (iii) the fair market value of the shares of the company’s common stock; (iv) the growth in the value of an investment in the company’s common stock assuming the reinvestment of dividends; (v) controllable expenses or costs or other expenses or costs of the company; or (vi) economic value added targets based on a cash flow return on investment formula. The performance goals may be based upon the attainment of specified levels of company or subsidiary, division, other operational unit or administrative department of the company.

Unless otherwise determined by the Committee at grant or thereafter, upon a participant’s termination of employment or termination of consultancy (as applicable) for any reason during the relevant restriction period, all restricted stock still subject to restriction will be forfeited.

Non-Employee Director Stock Options.    Under the 1998 Plan, each new non-employee director of the company receives an automatic grant of options to purchase 20,000 shares of common stock on the date he or she begins service as a non-employee director. In addition, each non-employee director receives an automatic grant of options to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders, provided such individual has been a non-employee director for the previous twelve months. The board may also decide to make discretionary grants of options to non-employee directors. The options have a ten-year term and an exercise price equal to the fair market value of the common stock at the time of grant. The automatic non-employee directors’ stock options vest and become exercisable in four equal installments on each of the first four anniversaries of the date of grant; discretionary non-employee directors’ stock options vest and become exercisable in accordance with the schedule set by the board. Upon a change in control of the company, all then unvested options will fully vest and become exercisable in their entirety. The exercise price may be paid in cash, to the extent permitted by applicable law, by a cashless exercise procedure through a broker or by such other methods approved by the board of directors (which may include payment in shares of common stock owned for at least six months).

Change in Control

Upon a change in control of the company (as defined in the 1998 Plan), all unvested options and Tandem and Non-Tandem SARs and restricted stock of employees and consultants will fully vest and become exercisable (as applicable) in their entirety, provided that, no acceleration of vesting and exercisability will occur with regard to options that the Committee determines in good faith prior to a change in control of the company will be honored or assumed or new rights substituted therefor by a participant’s employer immediately following the change in control of the company.

Amendment and Termination

The 1998 Plan may be amended or terminated in its entirety by the board of directors or the Committee, provided that the rights granted to an individual prior to such amendment or termination may not be impaired without the consent of such individual. In addition, no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, Rule 16b-3, the rules of the American Stock Exchange or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of common stock that may be issued under the 1998 Plan, increase the maximum individual award limits for any calendar year, change the classification of employees and consultants eligible to receive awards, decrease the minimum exercise price of any option or SAR or extend the maximum option term under the 1998 Plan.

Miscellaneous

Subject to limited post-service exercise periods and vesting in certain instances, awards to participants under the 1998 Plan are generally forfeited upon any termination of employment, consultancy or directorship. Awards have such terms and terminate upon such conditions as may be contained in the individual awards. Although awards are generally nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified option granted to an employee or consultant that is otherwise nontransferable may be transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

Because future awards granted under the 1998 Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the company or its affiliates, who are neither officers nor employees of the company or its affiliates and their potential contributions to the success of the company, actual award grants cannot be determined at this time, except that non-employee directors are eligible for automatic stock option grants as described above.

The last reported sales price for the company’s common stock as reported on the American Stock Exchange on April 10, 2007 was $0.59 per share.

U.S. Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options and restricted stock under the 1998 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Under current federal income tax law, when an employee is granted a stock option that qualifies as an ISO, the granting of such option to the employee, or the exercise of the option, is not a taxable event. The employer that granted the option is not entitled to claim a trade or business expense deduction with respect to the ISO.

When the employee exercises the ISO, and holds the stock for a specified period (generally two years from the date that the ISO was granted and one year from the date that the option was exercised), the employer does not take any tax deduction with respect to the exercise of the option, nor does the employee recognize any income. The employer is however, allowed a deduction when the holding period is met and the underlying stock is sold and the employee recognizes income at the same time, generally at preferential capital gains rates.

Certain events can disqualify the stock option from being considered an ISO. These events include, but are not limited to, a failure of the optionee to satisfy the holding period discussed above, limitations on the amount of the fair market value of the underlying stock exercised in a single year by an individual and alternative minimum tax consequences. These disqualifying events can alter the timing of the tax deduction by the employer and the recognition of income by the individual (a ‘‘disqualifying disposition’’). In general, in the event of a disqualifying disposition any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of the common stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee’s holding period for the sold stock. The company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

The treatment of nonqualified options, with no ascertainable fair market value, is similar to that of a disqualified ISO. The taxable event generally occurs when the option is exercised. The optionee recognizes compensation income at that point, and the company receives a corresponding deduction.

In addition: (i) any officers and directors of the company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the company is subject to the applicable federal tax rules, including, without limitation, Section 162(m) of the Code regarding the $1 million annual limitation on deductible compensation; (iii) in the event that the exercisability of an award is accelerated because of a change in control of the company, payments relating to the awards, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the company; and (iv) the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per taxable year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares which may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Plan is intended to satisfy these requirements with respect to options and SARs granted to employees. Restricted stock granted under the 1998 Plan may or may not qualify under the performance-based compensation exception under Section 162(m) of the Code.

The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Section 83 restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

The 1998 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended and is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The affirmative vote of a majority of the shares of the company’s outstanding common stock present or represented by proxy, and entitled to vote, at the annual meeting is required to approve the adoption of the amendment to the 1998 Plan.

The Board of Directors recommends that the stockholders vote FOR the amendment of the 1998 Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed Amper, Politziner & Mattia P.C. to serve as our independent registered public accounting firm for fiscal year 2007. Amper, Politziner & Mattia P.C. was appointed as our independent registered public accounting firm on March 28, 2006. In the event that ratification of this selection of an independent registered public accounting firm is not approved by the affirmative vote of a majority of shares having voting power present in person or represented by proxy at the meeting, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee. After reconsideration, the Audit Committee may, possibly without seeking further stockholder ratification, either reaffirm its appointment of Amper, Politziner & Mattia P.C. or decide to appoint another independent registered public accounting firm. Representatives from Amper, Politziner & Mattia P.C. are expected to be in attendance at the annual meeting with the opportunity to make a statement and respond to questions.

Replacement of Prior Independent Accounting Firm

On March 24, 2006 the Audit Committee dismissed KPMG LLP as our independent registered public accounting firm. The Audit Committee retained Amper, Politziner & Mattia P.C. as our new independent registered public accounting firm as more fully described below.

KPMG LLP’s reports on our financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2006 through March 24, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such years. During our two fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2006 through March 24, 2006, there were no reportable events (as defined by Regulation S-K Item 304 (a)(1)(v)).

We provided KPMG LLP with a copy of the above statements and requested that KPMG LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter was filed as Exhibit 16.1 to our current report on Form 8-K filed on March 29, 2006.

Effective March 28, 2006, the Audit Committee selected and engaged Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2006 and Amper, Politziner & Mattia P.C. advised us of its acceptance of the engagement. During the two most recent fiscal years and the interim period from January 1, 2006 until March 28, 2006, neither we nor anyone on our behalf has consulted with Amper, Politziner & Mattia P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by Amper, Politziner & Mattia P.C. that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

We authorized our former independent registered public accounting firm, KPMG LLP, to respond fully to inquiries of Amper, Politziner & Mattia P.C. in connection with the retention of such firm and the matters discussed above.

Audit Fees

The aggregate fees billed by Amper, Politziner & Mattia P.C. for professional services rendered for the audit of our annual consolidated financial statements for the year ended December 31, 2006, and the reviews of the consolidated financial information included in our Forms 10-Q for fiscal 2006, were $318,000. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual consolidated financial statements for the year ended December 31, 2005, and the reviews of the consolidated financial information included in our Forms 10-Q for fiscal 2005, were $523,000.

Audit-Related Fees

The aggregate fees billed by Amper, Politziner & Mattia P.C. for professional services rendered for audit-related matters for the year ended December 31, 2006, consisting primarily of work related to the sale of the enterprise financials business, were $35,900. The aggregate fees billed by KPMG LLP for professional services rendered for audit-related matters for the year ended December 31, 2005, consisting primarily of reviews of regulatory filings, related research and consultation and the issuance of consents, were $52,000.

Tax Fees

The aggregate fees billed by Amper, Politziner & Mattia P.C. for professional services rendered for tax matters for the year ended December 31, 2006, consisting primarily of tax advice related to the sale of the enterprise financials business, were $11,300. The aggregate fees billed by KPMG LLP for professional services rendered for tax matters for the year ended December 31, 2005, consisting primarily of tax compliance matters, were $12,000.

All Other Fees

There were no aggregate fees billed by Amper, Politziner & Mattia P.C. for services other than services noted above for the year ended December 31, 2006. There were no aggregate fees billed by KPMG LLP for services other than services noted above for the year ended December 31, 2005.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. The Audit Committee has approved the engagement of Amper, Politziner & Mattia P.C. All services rendered by Amper, Politziner & Mattia P.C., and by our prior independent registered public accounting firm, KPMG LLP, in 2006 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

The Board of Directors recommends a vote FOR ratification of the appointment of Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for 2007.

STOCKHOLDER PROPOSALS

In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 2008 annual meeting of stockholders must be received by our Secretary no later than December 14, 2007, if such proposals are to be considered for inclusion in our proxy statement and form of proxy. In addition, if a stockholder does not advise us by March 1, 2008 that the stockholder intends to submit a proposal to our stockholders that will not be included in our proxy statement, the proxies named in our form of proxy may exercise their discretionary authority in voting on the stockholder’s proposal.

CODE OF ETHICS

Our board of directors adopted a Code of Ethics applicable to all employees and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available, without charge, by written request to our Secretary at our corporate offices in Rutherford, NJ or on our web site (www.axsone.com). Any amendments to or waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term ‘‘code of ethics,’’ as the term is defined by the Securities and Exchange Commission, will be posted for a period of one year on our website at www.axsone.com.

OTHER MATTERS

Management knows of no matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone or otherwise by our employees. We may also consider the engagement of a proxy solicitation firm. We will bear all costs of the solicitation of proxies by the board of directors for the annual meeting.

By Order of the Board of Directors,
William P. Lyons Chairman of the Board and Chief Executive Officer

Rutherford, New Jersey
April 13, 2007

Attachment A

AXS-One Inc.
1998 Stock Option Plan
(as amended by the stockholders on June 13, 2001 and June 9, 2004)

ARTICLE I.

PURPOSE

The purpose of the AXS-One Inc. 1998 Stock Option Plan (the ‘‘Plan’’) is to enhance the profitability and value of AXS-One Inc. (the ‘‘Company’’) and its Affiliates for the benefit of the Company’s stockholders by enabling the Company: (i) to offer employees and Consultants of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders, and (ii) to make equity based awards to Non-Employee Directors of the Company thereby attracting, retaining and rewarding such Non-Employee Directors and strengthening the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II.

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1.    ‘‘Acquisition Events’’ shall have the meaning set forth in Section 4.2(d).

2.2.    ‘‘Affiliate’’ shall mean other than the Company, (i) any Subsidiary; (ii) any corporation in an unbroken chain of corporations beginning or ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.3.    ‘‘Award’’ shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4.    ‘‘Board’’ shall mean the Board of Directors of the Company.

2.5.    ‘‘Cause’’ shall mean, with respect to a Participant’s Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define ‘‘cause’’ (or words of like import), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines ‘‘cause’’ (or words of like import); provided, that with regard to any agreement that conditions ‘‘cause’’ on occurrence of a change in control, such definition of ‘‘cause’’ shall not apply until a change in control actually takes place and then only with regard to a

1

termination thereafter. A Participant shall be deemed to be terminated for ‘‘cause’’ if the Participant, following his or her Termination of Employment or Termination of Consultancy, engages in any ‘‘competitive activity’’ with the Company or its Affiliates, as determined by the Committee, in its sole discretion. With respect to a Participant’s Termination of Directorship, ‘‘cause’’ shall mean an act or failure to act that constitutes ‘‘cause’’ for removal of a director under applicable Delaware law.

2.6.    ‘‘Code’’ shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.7.    ‘‘Committee’’ shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a ‘‘non-employee director’’ as defined in Rule 16b-3 and an ‘‘outside director’’ as defined under Section 162(m) of the Code and an ‘‘independent director’’ as defined under Amex Rule 121A. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan with respect to any grants of Non-Qualified Stock Options to Non-Employee Directors (whether discretionary or automatic). To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, Section 162(m) of the Code or applicable stock exchange rules), such noncompliance with the requirements of Rule 16b-3, Section 162(m) of the Code or applicable stock exchange rules shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.8.    ‘‘Common Stock’’ shall mean the common stock, $.01 par value per share, of the Company.

2.9.    ‘‘Company’’ shall mean AXS-One Inc., a Delaware corporation.

2.10.    ‘‘Consultant’’ shall mean any adviser or consultant to the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan.

2.11.    ‘‘Disability’’ shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

2.12.    ‘‘Effective Date’’ shall mean the effective date of this Plan as defined in Article XV.

2.13.    ‘‘Eligible Employee’’ shall mean any employee of the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Affiliate described in Section 2.2(i) or (ii) who is eligible pursuant to Section 5.2 to be granted Incentive Stock Options under this Plan.

2.14.    ‘‘Exchange Act’’ shall mean the Securities Exchange Act of 1934, as amended.

2.15.    ‘‘Fair Market Value’’ for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.16.    ‘‘Incentive Stock Option’’ shall mean any Stock Option awarded under this Plan intended to be and designated as an ‘‘incentive stock option’’ within the meaning of Section 422 of the Code.

2.17.    ‘‘Limited Stock Appreciation Right’’ shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

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2.18.    ‘‘Non-Employee Director’’ shall mean any director of the Company who is not an employee of the Company or any Affiliate and who is eligible pursuant to Section 5.3 to be granted Stock Options under Article IX.

2.19.    ‘‘Non-Qualified Stock Option’’ shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.20.    ‘‘Non-Tandem Stock Appreciation Right’’ shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.21.    ‘‘Participant’’ shall mean any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been made under this Plan.

2.22.    ‘‘Performance Goal’’ means the performance goals described on Exhibit A, attached hereto.

2.23.    ‘‘Reference Stock Option’’ shall have the meaning set forth in Section 7.1.

2.24.    ‘‘Restricted Stock’’ means an award of Common Stock under this Plan that is subject to Article VIII.

2.25.    ‘‘Restriction Period’’ shall have the meaning set forth in Section 8.1.

2.26.    ‘‘Retirement’’ with respect to a Participant’s Termination of Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company and an Affiliate by a Participant who has attained: (i) at least age 65; or (ii) such earlier date after age 55 as approved by the Committee, in its sole discretion, with regard to such Participant. With respect to a Participant’s Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age 65.

2.27.    ‘‘Rule 16b-3’’ shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.28.    ‘‘Section 162(m) of the Code’’ shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.29.    ‘‘Stock Appreciation Right’’ or ‘‘SAR’’ shall mean the right pursuant to an Award granted under Article VII.

2.30.    ‘‘Stock Option’’ or ‘‘Option’’ shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or granted to Non-Employee Directors pursuant to Article VI or IX.

2.31.    ‘‘Subsidiary’’ shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.32.    ‘‘Tandem Stock Appreciation Right’’ shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.33.    ‘‘Ten Percent Stockholder’’ shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

2.34.    ‘‘Termination of Consultancy’’ shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

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2.35.    ‘‘Termination of Directorship’’ shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

2.36.    ‘‘Termination of Employment’’ shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

2.37.    ‘‘Transfer’’ or ‘‘Transferred’’ shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III.

ADMINISTRATION

3.1.    The Committee.    This Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan into respect to any discretionary grants of Non-Qualified Stock Options to Non-Employee Directors.

3.2.    Awards.    The Committee or the Board, as applicable, shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options to Participants and Stock Appreciation Rights and Restricted Stock to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee or the Board, as applicable, shall have the authority:

(a)     to select the Participants to whom Stock Options may from time to time be granted hereunder and the Eligible Employees and Consultants to whom Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

(b)    to determine whether and to what extent Stock Options are to be granted hereunder to one or more Participants and Stock Appreciation Rights and Restricted Stock are to be granted hereunder to one or more Eligible Employees or Consultants;

(c)    to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to a Participant hereunder;

(d)    to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to a Participant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, Stock Appreciation Right or Restricted Stock, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee or the Board, as applicable, shall determine, in its sole discretion);

(e)    to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

(f)    to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under this Plan;

(g)    to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;

(h)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee or the Board, as applicable, in its sole discretion, following the date of the acquisition of such Option or Award;

(i)    to modify, extend or renew an Award, subject to Sections 6.3(f) and 12.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be

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the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

(j)    to offer to buy out an Option previously granted, based on such terms and conditions as the Committee or the Board, as applicable, shall establish and communicate to the Participant at the time such offer is made.

3.3.    Guidelines.    Subject to Article XII hereof, the Committee or the Board, as applicable, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee or the Board, as applicable, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code. The Committee or the Board, as applicable, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4.    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5.    Reliance on Counsel.    The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6.    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7.    Designation of Consultants/Liability.

(a)    The Committee or the Board, as applicable, may designate employees of the Company and professional advisors to assist the Committee or the Board, as applicable, in the administration of this Plan and may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee or the Board, as applicable.

(b)    The Committee or the Board, as applicable, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, its directors, the

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Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him under this Plan.

ARTICLE IV.

SHARE AND OTHER LIMITATIONS

4.1.    Shares.

(a)    General Limitation.    The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 5,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. If Restricted Stock is forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan. In addition, to the extent permitted under Code Section 422 and the Treasury Regulations thereunder with respect to Incentive Stock Options, in determining the number of shares of Common Stock available for Awards, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the vesting or transfer of Restricted Stock or the number shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available under this Plan. To the extent permitted under Code Section 422 and the Treasury Regulations thereunder, any shares of Common Stock that are issued by the Company, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of Common Stock available for issuance under this Plan other than with regard to determining the number of shares available for Incentive Stock Options.

(b)    Individual Participant Limitations.    The maximum number of shares of Common Stock subject to Awards which may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2) other than with regard to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates. With respect to

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the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates, but only with regard to such Eligible Employee, the maximum number of shares of Common Stock subject to Awards which may be granted under this Plan shall be 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee’s individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of an Award in the Company’s calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

4.2.    Changes.

(a)    The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)    In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business and the Committee or the Board, as applicable, determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the Board, as applicable, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the Board, as applicable, in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c)    Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee or the Board, as applicable, to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)    In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as ‘‘Acquisition Events’’), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of

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consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply. This provision shall not apply to any Options granted to Non-Employee Directors.

4.3.    Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V.

ELIGIBILITY

5.1.    All employees, prospective employees and Consultants of the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan. Eligibility shall be determined by the Committee in its sole discretion.

5.2.    All employees of the Company and its Affiliates described in Section 2.2(i) or (ii) are eligible to be granted Incentive Stock Options under this Plan. Eligibility shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or Consultant.

5.3.    Non-Employee Directors of the Company are eligible to receive automatic awards of Non-Qualified Stock Options in accordance with Article IX of this Plan and discretionary awards of Non-Qualified Stock Options under Article VI of this Plan. Eligibility for discretionary awards of Non-Qualified Stock Options shall be determined by the Board in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or Consultant.

ARTICLE VI.

STOCK OPTIONS

6.1.    Options.    Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

6.2.    Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). The Board shall have the authority to grant to any Non-Qualified Director a Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Employee of an Affiliate (other than one described in Section 2.2(i) or (ii)), a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

6.3.    Terms of Options.    Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee or the Board, as applicable, shall deem desirable:

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(a)    Option Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option granted under this Article VI shall be determined by the Committee or the Board, as applicable, at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

(b)    Option Term.    The term of each Stock Option shall be fixed by the Committee or the Board, as applicable, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

(c)    Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board, as applicable, at the time of grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee or the Board, as applicable, may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee or the Board, may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee or the Board shall determine, in its sole discretion.

(d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable, (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until 3 months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

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(f)    Form, Modification, Extension and Renewal of Options.    Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee or the Board, as applicable, and the Committee or the Board may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(g)    Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee or the Board, as applicable, shall deem appropriate including, without limitation, permitting ‘‘reloads’’ such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes (‘‘Reloads’’). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the ‘‘reload’’ and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee or the Board, as applicable.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1.    Tandem Stock Appreciation Rights.    A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a ‘‘Reference Stock Option’’) granted under Article VI of this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

7.2.    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

(a)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

(c)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the

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manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

7.3.    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under Article VI of this Plan.

7.4.    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

(a)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(b)    Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during its term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

7.5.    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount: (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.

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ARTICLE VIII.

RESTRICTED STOCK

8.1.    Awards of Restricted Stock.    Restricted Stock may be issued to all eligible Participants pursuant to Section 5.1 of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 8.3), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (if any) (the ‘‘Restriction Period’’) commencing with the date of such Award, as set forth in the applicable Award agreement.

8.2.    Objective Performance Goals, Formulae or Standards.    Notwithstanding the foregoing, if the award of Restricted Stock is intended to comply with the ‘‘performance based’’ compensation exception under Section 162(m) of the Code and if the grant of such Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable number of shares of Restricted Stock to be granted or the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain in accordance with Section 162(m) of the Code. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The Performance Goals are set forth in Exhibit A hereto.

8.3.    Awards and Certificates.    A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price.    The purchase price of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.

(b)    Acceptance.    Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

‘‘The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the AXS-One Inc. (the ‘‘Company’’) 1998 Stock Option Plan, and an Award agreement entered into between the registered owner and the Company dated                             . Copies of such Plan and Award agreement are on file at the principal office of the Company.’’

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(d)    Custody.    The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(e)    Rights as Stockholder.    Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

(f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

(g)    Termination.    Unless otherwise determined by the Committee at grant or thereafter, upon a Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.

ARTICLE IX.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

9.1.    Options.    The terms of this Article IX shall apply only to Options granted to Non-Employee Directors.

9.2.    Grants.    Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of this Plan, be granted:

(a)    Options to purchase 20,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board on or after the Effective Date of this Plan, and

(b)    Options to purchase 10,000 shares of Common Stock on the date of each annual stockholders meeting of the Company, beginning with the 1998 annual stockholders meeting, provided such Non-Employee Director has, as of each such annual stockholders meeting, been a Non-Employee Director for at least 12 months and has not experienced a Termination of Directorship.

9.3.    Non-Qualified Stock Options.    Stock Options granted under this Article IX shall be Non-Qualified Stock Options.

9.4.    Terms of Options.    Options granted under this Article IX shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

(a)    Option Exercise Price.    The Option exercise price per share of Common Stock subject to an Option granted pursuant to Section 9.2 shall be equal to 100% of the Fair Market Value of the share of Common Stock at the time of grant.

(b)    Exercisability.    Except as otherwise provided herein, 25% of any Option granted under this Article IX shall be exercisable on or after each of the four anniversaries immediately following the date of grant. Notwithstanding the foregoing, all Options shall fully vest and become exercisable upon a Change in Control.

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(c)    Method of Exercise.    A Non-Employee Director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Board (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

(d)    Option Term.    Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

9.5.    Termination of Directorship.    The following rules apply with regard to Options (including Options granted under Articles VI and IX) upon the Termination of Directorship:

(a)    Termination of Directorship by reason of Death or Disability.    Except as otherwise provided herein, upon the Termination of Directorship, on account of death or Disability, all then outstanding Options shall fully vest and become exercisable and shall remain exercisable by the Participant or, in the case of death, by the Participant’s estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

(b)    Otherwise Ceasing to be a Director Other than for Cause.    Except as otherwise provided herein, upon the Termination of Directorship, on account of Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

(c)    Cause.    Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

(d)    Cancellation of Options.    Except as provided in (a) above, no Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

9.6.    Changes.

(a)    The Awards to a Non-Employee Director under Articles VI and IX shall be subject to Sections 4.2(a), (b) and (c) of this Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

(b)    If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then

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outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

ARTICLE X.

NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY PROVISIONS APPLICABLE TO STOCK OPTIONS
AND STOCK APPRECIATION RIGHTS

10.1.    Except as otherwise provided in this Section 10.1, no Stock Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to Article VI (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

10.2.    Termination of Employment or Termination of Consultancy.    The following rules apply with regard to Options and SARs upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

(a)    Termination by Reason of Death.    If a Participant’s Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant’s Termination of Employment or Termination of Consultancy, by the Participant’s estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

(b)    Termination by Reason of Disability or Retirement.    If a Participant’s Termination of Employment or Termination of Consultancy is by reason of his Disability or Retirement, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant’s Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option or SAR; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or SAR held by such Participant shall thereafter be exercisable by

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the Participant’s estate or by the person given authority to exercise such Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

(c)    Involuntary Termination Without Cause.    If a Participant’s Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

(d)    Voluntary Termination by the Participant.    If a Participant’s Termination of Employment or Termination of Consultancy is a voluntary termination by the Participant and occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy for Cause (without regard to any notice or cure period requirements), any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

(e)    Termination for Cause.    If a Participant’s Termination of Employment or Termination of Consultancy is: (i) for Cause, or (ii) a voluntary termination (as provided in subsection (d) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, any Stock Option or SAR held by such Participant shall thereupon terminate and expire as of the date of termination.

10.3.    Termination Repayment.    Notwithstanding anything else in this Plan to the contrary, in the event (i) a Participant’s Termination of Employment or Termination of Consultancy occurs not more than 3 months after the exercise of a Stock Option or SAR or vesting of Restricted Stock, or (ii) a Participant engages in a competitive activity as determined by the Committee in its sole discretion after the exercise of a Stock Option or SAR or vesting of Restricted Stock, the Committee may, in its sole discretion, require the Participant to pay the Company an amount in cash, for each share with respect to which the Option or SAR was exercised or to which the Restricted Stock vested, equal to the difference between: (i) the Fair Market Value of the Common Stock on the date of such termination or determination, as applicable, and (ii) the exercise price or purchase price (as applicable) for each such share.

ARTICLE XI.

CHANGE IN CONTROL PROVISIONS

11.1.    Benefits.    In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award to an Eligible Employee or Consultant, the Participant shall be entitled to the following benefits:

(a)    Subject to paragraph (b) below with regard to Options granted to Eligible Employees and Consultants, all outstanding Awards granted prior to the Change in Control shall be fully vested and immediately exercisable (as applicable) in their entirety. The Committee or the Board (as applicable), in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, Change in Control Price shall mean the higher of: (i) the highest price per share of Common Stock paid in any transaction related to the Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding the Change in Control.

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(b)    Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an ‘‘Alternative Option’’), by a Participant’s employer (or the parent or an subsidiary of such employer), or, in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

(i)    the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

(ii)    the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

(iii)    the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation Section 1.425-1 (and any amendments thereto).

(c)    Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Option (other than a grant to a Non-Employee Director pursuant to Article IX hereof), Stock Appreciation Right or Restricted Stock, upon a Termination of Employment or Termination of Consultancy during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the 180 day period prior to a Change in Control.

11.2.    Change in Control.    A ‘‘Change in Control’’ shall be deemed to have occurred:

(a)    upon any ‘‘person’’ as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)    upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding

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immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d)    upon the stockholder’s of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XII.

TERMINATION OR AMENDMENT OF PLAN

12.1.    Termination or Amendment.    Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware or applicable rules of any exchange or system on which the Company’s securities are listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum exercise price of any Stock Option or SAR; or (v) extend the maximum option term under Section 6.3(b).

The Committee (and in the case of awards of Stock Options to Non-Employee Directors, the Board) may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee (or the Board) shall impair the rights of any Participant without the Participant’s consent.

ARTICLE XIII.

UNFUNDED PLAN

13.1.    Unfunded Status of Plan.    This Plan is intended to constitute an ‘‘unfunded’’ plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIV.

GENERAL PROVISIONS

14.1.    Legend.    The Committee or the Board, as applicable, may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee or the Board, as applicable, deems appropriate to reflect any restrictions on Transfer.

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All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2.    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3.    No Right to Employment/Consultancy/Directorship.    Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

14.4.    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

The Committee shall permit any such withholding obligation with regard to an Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5.    Listing and Other Conditions.

(a)    As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

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14.6.    Governing Law.    This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.7.    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

14.8.    Other Benefits.    No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.9.    Costs.    The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

14.10.    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.11.    Death/Disability.    The Committee or the Board, as applicable, may in its discretion require the transferee of a Participant’s Award to supply the Company with written notice of the Participant’s death or Disability and to supply the Company with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee or the Board, as applicable, deems necessary to establish the validity of the Transfer of an Award. The Committee or the Board, as applicable, may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

14.12.    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

14.13.    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE XV.

EFFECTIVE DATE OF PLAN

This Plan was originally adopted by the Board effective as of April 21, 1998 (the ‘‘Effective Date’’), subject to and conditioned upon the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements. The Board amended the Plan in March 2001, subject to stockholder approval (which was obtained at the 2001 annual stockholders’ meeting), to increase the number of shares of Common Stock available under the Plan. The Board approved the amendment and restatement of the Plan as set forth herein, on April 29, 2004, subject to stockholder approval (which was obtained at the 2004 annual stockholders meeting) to: (i) provide for the discretionary grant of Restricted Stock to eligible Participants; (ii) increase the number of shares of Common Stock available hereunder; (iii) increase the annual limit on the number of shares of Common Stock that may be granted to Participants; and (iv) permit prospective employees and Consultants to participate in the Plan, subject to such individual actually becoming an employee or Consultant. The Board amended the Plan in March 2007, subject to stockholder approval, to remove the sub-limit regarding the number of shares issuable as Restricted Stock under the Plan.

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ARTICLE XVI.

TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVII.

NAME OF PLAN

This Plan shall be known as the AXS-One Inc. 1998 Stock Option Plan, as amended.

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EXHIBIT A

 PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or vesting of Restricted Stock intended to be ‘‘performance-based’’ under Section 162(m) of the Code shall be based on one or more of the following (‘‘Performance Goals’’): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels in the fair market value of the shares of the Company’s Common Stock; (xi) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; or (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Attachment B

AXS-ONE INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – May 23, 2007

(This Proxy is Solicited by the Board of Directors of the Company)

The undersigned stockholder of AXS-One Inc. hereby appoints William P. Lyons, Chairman and Chief Executive Officer and Joseph P. Dwyer, Executive Vice President, Chief Financial Officer and Treasurer and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of AXS-One Inc. to be held at the Renaissance Meadows Hotel, 801 Rutherford Avenue, Rutherford, NJ 07070, telephone number (201) 231-3100 on May 23, 2007, at 9:00 a.m. or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AXS-ONE INC.

May 23, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓  Please detach along perforated line and mail in the envelope provided.  ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)		2. Approval of amendment of the 1998 Stock Option Plan, as described in the Proxy Statement.	For	Against	Abstain
Nominees:
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	○ William P. Lyons ○ Anthony H. Bloom ○ Daniel H. Burch ○ Harold D. Copperman ○ Robert Migliorino ○ Elias Typaldos ○ Gennaro Vendome ○ Allan Weingarten	3. Ratification of Appointment of Amper, Politziner & Mattia P.C. as the Company’s Independent Public Accountants for 2007.
4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here: •		UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, FOR AMENDMENT OF THE 1998 STOCK OPTION PLAN AND FOR THE RATIFICATION OF APPOINTMENT OF AMPER, POLITZINER & MATTIA P.C. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTS FOR 2007.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder __________________    Date: __________    Signature of Shareholder __________________    Date: __________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.